UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 13, 2003

CORRECTIONAL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23038	11-3182580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1819 Main Street Suite 1000 Sarasota, Florida	34326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 953-9199

Not Applicable

(Former name or former address, if changed since last report)

Item 12—Results of Operations and Financial Condition

On November 13, 2003, Correctional Services Corporation released its unaudited earnings and results of operations for the nine and three month periods ended September 30, 2003, which is set forth in the attached Exhibit 99.303.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Exhibit

99.303	Third Quarter 2003 Press Release for Correctional Services Corporation, dated November 13, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2003

CORRECTIONAL SERVICES CORPORATION

By:	/s/ Bernard A. Wagner

Bernard A. Wagner Senior Vice-President and Chief Financial Officer

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